MRC Global®

Earnings Call Presentation

First Quarter 2025

May 7, 2025

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will", "expect", "look forward", "guidance", "targeted", "goals", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated May 6, 2025.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Non-GAAP Disclaimer

In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures:

- **Net Income or Net Income from Continuing Operations (adjusted EBITDA)**
- **Net Income margin (adjusted EBITDA margin)**
- **Gross profit (Adjusted Gross Profit)**
- **Gross profit percentage (Adjusted Gross Profit percentage)**
- **Net Income (adjusted Net Income from continuing operations)**
- **Diluted Earnings per Share (adjusted diluted EPS)**
- **Selling, general and administrative expense (adjusted SG&A)**
- **Net cash provided by operations (free cash flow and free cash flow after dividends)**
- **Long-term debt, net (Net Debt)**
- **Net debt leverage ratio & Net debt leverage ratio including preferred shares**

They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Executive Summary | Financial Highlights
1Q 2025

Balance Sheet Strength
- **$125M** share repurchase program approved in 1Q and execution began in 2Q
- Net debt leverage ratio of **1.7x**
- Liquidity **$570M**
- Cash **$63M**

Revenue Growth
- 1Q 2025: **$712M**, up **7%** from 4Q 2024
  - Gas Utilities up **8%** from 4Q 2024
  - PTI up **8%** from 4Q 2024
  - DIET up **6%** from 4Q 2024

Solid Margins
- Adjusted EBITDA
  - **$36M** and **5.1%** of sales for 1Q 2025
- Adjusted Gross Profit
  - **$153M** and **21.5%** of sales for 1Q 2025

Canada Business Divestiture
- Sale closed in mid-March
- **$17M** USD cash proceeds received

New Joint Venture
- IMTEC Services – offers Automated Meter Reading (AMR) technology to gas utilities

Cash Generation from Continuing Operations
- **$21M** generated in 1Q 2025
- Annual guidance unchanged - **$100M** or more in 2025

Cost and Working Capital Efficiency
- Adjusted SG&A **$121M**, in-line with expectations
- Net working capital to TTM sales ratio **11.7%**

Note: See reconciliations of GAAP to non-GAAP measures in our appendix. Also see our Current Report on Form 8-K dated May 6, 2025, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2025 Outlook.

Revenue Composition - 1Q 2025


By Geographic Segment
International
17%
US
83%


By End-Market Sector
PTI
31%
Gas Utilities
38%
DIET
31%


US by Sector
PTI
26%
Gas Utilities
46%
DIET
28%


International by Sector
DIET
48%
PTI
52%


By Product Group
Valves, Automation, Measurement & Instrumentation
39%
Gas Products
26%
Carbon Fittings & Flanges
13%
Line Pipe
10%
General Products
6%
Stainless Steel & Alloy Pipe & Fittings
6%

Sequential Revenue Changes by End-Market Sector

($ millions)

Gas Utilities



$253
+8%
$273
4Q24
1Q25

Sales increased $20M, or 8% driven by:

- Increased customer spending due to normalizing buying patterns
- Buying in preparation for the construction season
- Higher capital budgets
- Project wins

DIET



$208
+6%
$220
4Q24
1Q25

Sales increased $12M, or 6% driven by:

- Increasing US activity; up $19M or 13%
  - Chemical project activity
  - Mining activity
  - Increased refining turnarounds
- Partially offset by International due to timing of project activity

PTI



$203
+8%
$219
4Q24
1Q25

Sales increased $16M, or 8% driven by:

- Several US midstream pipeline projects primarily natural gas
- Various projects in the North Sea

Returning to Growth | Secular Growth Themes for 2025

Gas Utilities Rebound



- Destocking has concluded
- Significant backlog of investments required in reliability and safety
- Expect **4-6%** annual growth rates in gas utility spending for the next three years

Product Inflation



- Tariffs increasing costs of steel, aluminum and imported valves
- Majority of product sales are on a “cost plus” basis
- Immediate value accretion to inventory

Natural Gas Infrastructure



- Expect strong increase in natural gas demand and importance in global energy mix
- Gathering, processing, and transmission assets required to monetize US gas
- More favorable US regulatory regime drives increasing investment decisions

Growth Initiatives


IMTEC
services
Your Comprehensive
Meter Supply Chain

- US chemical revenue approaching **10%** in 2025, supported by projects
- Mining business expected to grow approximately **10%** per year through 2030
- Data center growth – currently **$10M+** in committed sales to date
- New IMTEC joint venture offers diverse-owned smart meter installation solution

Three-Pronged Capital Allocation Strategy


BALANCE SHEETS

Strong Balance Sheet & Prudent Debt Management

Current net debt leverage ratio of **1.7x**

Targeting net debt leverage ratio of **1.5x**

\- - -

Strong liquidity of **$570M**

\- - -

S&P outlook revised to 'positive'

\- - -

Nearest debt maturity 2029



Return Capital to Shareholders

Announced a **$125M** share repurchase program over three years

\- - -

Initiated share repurchases in 2Q 2025

\- - -

Combination of systematic and opportunistic purchases



Reinvest for Growth

Expanding market and wallet share in established markets

Pursuing high growth verticals

- Chemical
- Data Centers
- Mining

Quarterly Financial Performance - GAAP

($ millions, except per share data)

Sales


$777
$664
$712
1Q24
4Q24
1Q25

Gross Profit & % Margin


$159
$135
$142
20.5%
20.3%
19.9%
1Q24
4Q24
1Q25

Net Income (Loss) From Continuing Operations & % Margin


$20
$8
2.6%
(0.2%)
1.1%
1Q24
4Q24
$(1)
1Q25

Diluted EPS from Continuing Operations


$0.16
$0.09
1Q24
4Q24
1Q25
$(0.14)

Quarterly Financial Performance - Adjusted

($ millions)

Adjusted Gross Profit & % Margin[1]



$170
$146
$153
21.9%
22.0%
21.5%
1Q24
4Q24
1Q25

Adjusted EBITDA & % Margin[1]



$57
$32
$36
7.3%
4.8%
5.1%
1Q24
4Q24
1Q25

Adjusted Net Income from Continuing Operations[1]



$24
$4
$12
1Q24
4Q24
1Q25

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility

($ millions)

Total Debt (including preferred shares)



$650
Preferred shares
Debt
$387
$371
1Q24
4Q24
1Q25

	1Q24	4Q24	1Q25
Net Debt[1]:	$149	$324	$308
Preferred shrs:	$355	N/A	N/A
Net debt leverage[1]:	2.1x	1.6x	1.7x

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix. 1Q24 net debt leverage ratio includes preferred shares, which were subsequently repurchased in 3Q24.

Capital Structure

March 31, 2025	
Cash and Cash Equivalents	**$ 63**
Total Debt (including current portion):	
Global ABL Facility due 2029	27
Term Loan B due 2031, net of discount	344
Total Debt	$ 371
Total stockholders' equity	525
Total Capitalization	**$ 896**
Liquidity	**$ 570**

Cash Flow Provided by Continuing Operations



$36
$73
$21
1Q24
4Q24
1Q25

Net Working Capital to Sales Ratio[2]



15.3%
11.2%
11.7%
1Q24
4Q24
1Q25

2. Working capital to sales ratio is defined as working capital from continuing operations (excluding debt), net of cash divided by trailing twelve months sales. Calculated with GAAP figures.

Financial Outlook – 2025 Annual Targets

Profitability

- **Revenue from 2024**
  - Low to high-single digit increase
- **Each sector**
  - Low to high-single digit increase
- **Adjusted Gross Profit**
  - Average **21%** or better
- **SG&A/Sales %**
  - Average **15%-16%**
- **Effective tax rate**
  - **26%-28%**

Cash Flow

- **Capital expenditures**
  - **~$45M** for 2025 includes ERP system
- **Cash flow from continuing operations 2025**
  - **$100M** or better

Sequential Quarterly Revenue

- **2Q25**
  - High single to low double-digit increase compared to 1Q 2025
- **3Q25**
  - Highest revenue quarter
- **4Q25**
  - Seasonal decline

Note: See our Current Report on Form 8-K dated May 6, 2025, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2025 Outlook.

Returning to Growth…Supported by Strong Fundamentals







- Gas Utilities destocking completed, and new capital spending programs launched
  - Strong, multi-year, secular growth stemming from customer capital expenditure increases driven by safety and integrity, emissions reduction and meter modernization
- DIET chemical and refining projects resuming and entry into new verticals driving growth
  - Fundamentals supported by increased maintenance and project spending on downstream assets, organic growth initiatives in chemical, data centers and mining as well as international energy transition projects
- PTI favorable customer mix along with multiple midstream projects
  - Larger producers less sensitive to commodity cycles; and natural gas demand growth (e.g. electricity, LNG) driving midstream infrastructure investment

APPENDIX

Adjusted Gross Profit Reconciliation

	THREE MONTHS ENDED					
($ millions)	March 31, 2025		December 31, 2024		March 31, 2024	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 712		$ 664		$ 777	
Gross profit	$ 142	19.9%	$ 135	20.3%	$ 159	20.5%
Depreciation and amortization	5		5		5	
Amortization of intangibles	5		4		5	
Increase in LIFO reserve	1		1		1	
Transaction costs	-		1		-	
Adjusted Gross Profit	$ 153	21.5%	$ 146	22.0%	$ 170	21.9%

Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated May 6, 2025.

Adjusted SG&A Reconciliation

APPENDIX

($ millions)	THREE MONTHS ENDED					
	March 31, 2025		December 31, 2024		March 31, 2024	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	**$ 712**		**$ 664**		**$ 777**	
SG&A	**$ 124**	**17.4%**	**$ 123**	**18.5%**	**$ 120**	**15.4%**
Internal control remediation	(2)		-		-	
Severance and restructuring	-		(2)		-	
Non-recurring IT related professional fees	-		(1)		-	
Non-recurring other legal and consulting costs	(1)		(1)		-	
Activism response legal and consulting fees	-		-		(3)	
Adjusted SG&A	**$ 121**	**17.0%**	**$ 119**	**17.9%**	**$ 117**	**15.1%**

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated May 6, 2025.

Adjusted EBITDA Reconciliation

APPENDIX

THREE MONTHS ENDED						
($ millions)	March 31, 2025		December 31, 2024		March 31, 2024	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	**$ 712**		**$ 664**		**$ 777**	
Net (loss) income	**$ (22)**	**(3.1)%**	**$ (23)**	**(3.5)%**	**$ 19**	**2.4%**
Loss from discontinued operations, net of tax	30		22		1	
Net income (loss) from continuing operations	**8**	**1.1%**	**(1)**	**(0.2)%**	**20**	**2.6%**
Income tax expense	1		4		8	
Interest expense	9		7		8	
Depreciation and amortization	5		5		5	
Amortization of intangibles	5		4		5	
Increase in LIFO reserve	1		1		1	
Equity-based compensation expense	4		5		4	
Internal control remediation	2		-		-	
Non-recurring other legal and consulting costs	1		1		-	
Activism response, legal and consulting costs	-		-		3	
Write-off of debt issuance costs	-		-		1	
Asset disposal	-		-		1	
Transaction costs	-		1		-	
Severance and restructuring	-		2		-	
Non-recurring IT related professional fees	-		1		-	
Foreign currency losses	-		2		1	
Adjusted EBITDA	**$ 36**	**5.1%**	**$ 32**	**4.8%**	**$ 57**	**7.3%**

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated May 6, 2025.

Adjusted Net Income from Continuing Operations Reconciliation

($ millions)	THREE MONTHS ENDED		
	March 31, 2025	December 31, 2024	March 31, 2024
Net (loss) income	**$ (22)**	**$ (23)**	**$ 19**
Loss from discontinued operations, net of tax	30	22	1
Net income (loss) from continuing operations	**8**	**(1)**	**20**
Asset disposal, net of tax	-	-	1
Internal control remediation, net of tax	2	-	-
Non-recurring other legal and consulting costs, net of tax	1	1	-
Activism response, legal and consulting costs, net of tax	-	-	2
Increase in LIFO reserve, net of tax	1	-	1
Transaction costs, net of tax	-	1	-
Severance and restructuring, net of tax	-	2	-
Non-recurring IT related professional fees, net of tax	-	1	-
Adjusted net income from continuing operations	**$ 12**	**$ 4**	**$ 24**

Note: Adjusted net income from continuing operations is a non-GAAP measure. For a discussion of the use of adjusted net income from continuing operations, see our Current Report on Form 8-K dated May 6, 2025.

Net Debt & Leverage Ratio Calculation

($ millions)	March 31, 2025	December 31, 2024	March 31, 2024
Long-term debt	**$ 367**	**$ 384**	**$ 3**
Plus: current portion of debt obligations	4	3	292
Total debt	**$ 371**	**$ 387**	**$ 295**
Less: cash	63	63	146
Net debt	**$ 308**	**$ 324**	**$ 149**
Net debt	$ 308	$ 324	$ 149
Trailing twelve months adjusted EBITDA	181	202	239
Net debt leverage ratio	**1.7x**	**1.6x**	**0.6x**
Preferred stock	-	-	355
Net debt including preferred stock	-	-	504
Trailing twelve months adjusted EBITDA	N/A	N/A	239
Net debt leverage ratio including preferred stock	**N/A**	**N/A**	**2.1x**

Note: Net debt and net debt leverage ratio are non-GAAP measures. For a discussion of the use of net debt and net debt leverage ratio, see our Current Report on Form 8-K dated May 6, 2025.